Description of the business	6 Months Ended
Jul. 31, 2021
Description Of Business
Description of the business

1. Description of the business

Naked Brand Group Limited (‘the Group’) is a designer, distributor and retailer of women’s intimates apparel globally. Until April 30, 2021, the Group sold its merchandise through retail and outlet stores in New Zealand and Australia, wholesale operations in New Zealand, Australia, the United States and Europe, and through online channels. The Group operated both licensed and owned brands, including the following:

Licensed brands:

Fredericks of Hollywood

Owned brands:

Pleasure State, Davenport, Lovable, Bendon, Fayreform, Naked, VaVoom, Evollove, Hickory

From May 1, 2021, the Group operates through its operating subsidiary Fredericks of Hollywood (‘FOH’). The Group has exclusive FOH’s global online license, under which the Group sell FOH intimates’ products, sleepwear and loungewear products, swimwear and swimwear accessories products, and costume products.

The financial report covers Naked Brand Group Limited and its controlled entities (‘the Group’). Naked Brand Group Limited (referred to hereafter as the ‘Company’ or ‘parent entity’) is a for-profit Group, incorporated and domiciled in Australia.

Following significant changes occurred during the interim period presented, for which there is further disclosure contained within this report:

●	On January 21, 2021, the Group announced plans to undertake a transformative restructure in which the Group would dispose of its bricks-and-mortar operations to focus exclusively on its e-commerce business. To that end, the Company signed a non-binding and non-exclusive term sheet to divest itself of its Bendon Limited (“Bendon”) subsidiary, to the existing management of the Group, including Justin Davis-Rice, the Executive Chairman and Chief Executive Officer of the Group, and Anna Johnson, the Chief Executive Officer of Bendon, or the “Bendon Sale”.
●	On April 23, 2021, the Group held an Extraordinary General Meeting of Shareholders, at which its shareholders approved the Bendon Sale.
●	On April 30, 2021, the Group signed a conditional share sale agreement for the Bendon Sale, or the “Bendon Share Sale Agreement”, and simultaneously consummated the transactions contemplated thereby. The investment in the Bendon Group was fully disposed of on April 30, 2021. The sale of Bendon Group is classified as discontinued operations (Refer to note 15).
●	FOH entered into a services agreement with Bendon Limited whereby Bendon will continue to provide a full range of services to FOH covering selling, marketing, advertising, manufacturing, designing, distribution and logistics, inventory management, e-commerce and website management, customer service and associated MIS-business systems and operational financial support (Refer to note 15 ‘Related party’ for further details).

COVID-19 pandemic

The consequences of the Coronavirus (COVID-19) pandemic are continuing to be felt around the world, and its impact on the Group, if any, has been reflected in its published results to date. Whilst it would appear that control measures and related government policies have started to mitigate the risks caused by COVID-19, it is not possible at this time to state that the pandemic will not subsequently impact the Group’s operations going forward, especially with the new variant of the virus that may cause significant continued lockdowns. The Group now has experience in the swift implementation of business continuation processes should future lockdowns of the population occur, and these processes continue to evolve to minimise any operational disruption. Management continues to monitor the situation both locally and internationally.

The amounts in the financial statements have been rounded to the nearest thousand dollars.